UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549


FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-09687

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  November 30, 2005

Date of reporting period:    November 30, 2005




ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein Focused
Growth & Income Fund


Annual Report

November 30, 2005

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

January 24, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Focused Growth & Income Fund (the "Fund") for the annual reporting period ended November 30, 2005.

Investment Objective and Policies

This open-end fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. The Fund's investment objective is long-term growth of capital through the application of a disciplined value-oriented investment process. The Fund expects, under normal circumstances, to invest primarily in equity securities of approximately 75 U.S. companies. The Fund may also invest up to 15% of its total assets in non-U.S. companies.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2005. Also included in the table are returns for the Fund's peer group, as represented by the Lipper Multi-Cap Core Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund underperformed its benchmark and the Lipper Average during both the six- and 12-month periods ended November 30, 2005. During the six-month period, disappointing relative performance was due equally to stock and sector selection. From a sector perspective, the Fund's underweight position in traditional value sectors like energy and financials hurt performance, while from a stock perspective, selection in the media and health care sectors was weak. During the 12-month period, disappointing relative performance was primarily due to stock selection.

At the stock level, weak stock selection in the health care and underperforming "old" media holdings were primarily responsible for the Fund's underperformance versus the benchmark during the six- and 12-month reporting periods. Underperformance was due, in part, to the Fund's large investments in American International Group and Boston Scientific, which did not perform well.

The Fund continues to maintain a lower-than-benchmark and lower-than-peer group profile in winning "value" sectors like commodities (e.g., energy and basic materials) and financials (e.g., real estate investment trusts and regional banks). The Fund's Relative Value Investment Team (the "Team") believes that both areas of the market, large exposures in the benchmark, are expensive and prices have detached from fundamentals as speculators have become more involved in the short-term direction of stock prices.

Market Review and Investment Strategy

U.S. stocks rose during the six- and 12-month periods ended November 30, 2005 as the economy and corporate profits remained buoyant despite


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 1


record energy prices, rising interest rates and one of the worst hurricane seasons in U.S. history. Energy stocks dominated returns for the 12-month reporting period, climbing more than 30%.

The relative value opportunity that is seen today in high-quality and mega-cap stocks is the result of five years of massive outperformance by value stocks and small-cap stocks since the technology bubble burst in early 2000. The value rally has taken valuation spreads between the cheapest and most expensive stocks from extremely wide to extremely narrow within the large-cap market overall and within the value index.

In addition, the massive outperformance by smaller-cap stocks has narrowed the valuation premium usually accorded to large-cap stocks--and erased the premium for mega caps. Indeed, the largest 50 U.S. stocks, which usually sell at a significant valuation premium to the U.S. market overall, are now selling at a discount, although they remain significantly more profitable than the market as a whole. The Team has taken advantage of this anomaly over the past two years by buying an unusually large number of mega-cap stocks.

Today's tight valuation spreads largely reflect the compression in the range of corporate profitability. After a sustained period of strong global economic growth, traditional value stocks that are the biggest beneficiaries of low interest rates and high economic growth are delivering very strong profits (particularly energy and metals producers); few industries are in distress. Thus, returns on equity (ROE) are not only unusually high on average in the U.S. and around the world--but high ROEs are unusually widespread. In this setting, investors are willing to pay a higher valuation than usual for cyclicals and other traditional value stocks and are less willing to pay sizable valuation premiums for superior growth and stability.

However, high ROEs should not remain so broadly distributed. As profitability diverges, so, too, will valuations. In the Team's view, investors are overpaying for improved fundamental performance that is likely to prove to be cyclical. The Team built the Fund's current emphasis on very large, high-quality and non-cyclical companies as their relative valuations fell.


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. For the six- and 12-month periods ended November 30, 2005, the Lipper Multi-Cap Core Funds Average consisted of 913 and 825 funds, respectively. Funds in the Lipper Average have generally similar investment objectives to AllianceBernstein Focused Growth & Income Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund can invest in small- to mid-capitalization companies. These investments may be more volatile than investments in large-capitalization companies. The Fund may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)




                                                              Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED NOVEMBER 30, 2005                        6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Focused Growth & Income Fund
   Class A                                               3.08%        6.67%
-------------------------------------------------------------------------------
   Class B                                               2.69%        5.90%
-------------------------------------------------------------------------------
   Class C                                               2.69%        5.90%
-------------------------------------------------------------------------------
   Class R                                               3.01%        6.47%
-------------------------------------------------------------------------------
   Class K**                                             3.07%        1.05%*
-------------------------------------------------------------------------------
   Class I**                                             3.27%        1.31%*
-------------------------------------------------------------------------------
Russell 1000 Value Index                                 5.72%        9.98%
-------------------------------------------------------------------------------
Lipper Multi-Cap Core Funds Average                      7.01%        9.31%
-------------------------------------------------------------------------------

*  Since Inception. (See inception dates below.)

** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class K and Class I shares is 3/1/05.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
12/22/99* TO 11/30/05


AllianceBernstein Focused Growth & Income Fund Class A: $15,105
Russell 1000 Value Index: $14,045

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                 AllianceBernstein
                               Focused Growth & Income       Russell 1000
                                    Fund Class A              Value Index
-------------------------------------------------------------------------------
     12/22/99*                        $ 9,575                  $10,000
     11/30/00                         $10,935                  $10,403
     11/30/01                         $12,619                  $10,077
     11/30/02                         $10,460                  $ 9,108
     11/30/03                         $12,792                  $10,671
     11/30/04                         $14,161                  $12,770
     11/30/05                         $15,105                  $14,045


* Since inception of the Fund's Class A shares on 12/22/99.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Focused Growth & Income Fund Class A shares (from 12/22/99* to 11/30/05) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2005
--------------------------------------------------------------

                             NAV Returns        SEC Returns
Class A Shares
1 Year                         6.67%               2.15%
5 Years                        6.68%               5.75%
Since Inception*               7.97%               7.19%

Class B Shares
1 Year                         5.90%               1.90%
5 Years                        5.91%               5.91%
Since Inception*               7.23%               7.23%

Class C Shares
1 Year                         5.90%               4.90%
5 Years                        5.94%               5.94%
Since Inception*               7.22%               7.22%

Class R Shares
1 Year                         6.47%
Since Inception*               8.58%

Class K Shares#
Since Inception*               1.05%

Class I Shares#
Since Inception*               1.31%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2005)
--------------------------------------------------------------

Class A Shares
1 Year                                            -3.08%
5 Year                                             4.08%
Since Inception*                                   7.05%

Class B Shares
1 Year                                            -3.35%
5 Year                                             4.24%
Since Inception*                                   7.07%

Class C Shares
1 Year                                            -0.46%
5 Year                                             4.27%
Since Inception*                                   7.07%



* Inception dates: 12/22/99 for Class A, Class B and Class C shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

# Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                            Beginning                           Ending
                          Account Value                     Account Value                  Expenses Paid
                          June 1, 2005                    November 30, 2005                During Period*
                -------------------------------   -------------------------------   ---------------------------
                   Actual       Hypothetical        Actual        Hypothetical**      Actual      Hypothetical
                -----------   -----------------   -----------   -----------------   -----------   -------------
Class A            $1,000          $1,000         $1,030.75         $1,018.05        $7.13           $7.08
---------------------------------------------------------------------------------------------------------------
Class B            $1,000          $1,000         $1,026.90         $1,014.39        $10.82          $10.76
---------------------------------------------------------------------------------------------------------------
Class C            $1,000          $1,000         $1,026.91         $1,014.49        $10.72          $10.66
---------------------------------------------------------------------------------------------------------------
Class R            $1,000          $1,000         $1,030.11         $1,016.55        $8.65           $8.59
---------------------------------------------------------------------------------------------------------------
Class K            $1,000          $1,000         $1,030.72         $1,018.15        $7.03           $6.98
---------------------------------------------------------------------------------------------------------------
Class I            $1,000          $1,000         $1,032.72         $1,019.70        $5.45           $5.42
---------------------------------------------------------------------------------------------------------------


* Expenses are equal to the classes' annualized expense ratios of 1.40%, 2.13%, 2.11%, 1.70%, 1.38% and 1.07%, respectively, multiplied by the average account value over the period, multiply by the number of days in the period/365.

**  Assumes 5% return before expenses.


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


PORTFOLIO SUMMARY
November 30, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $408.0


SECTOR BREAKDOWN*
[ ]   23.2%  Finance                              [PIE CHART OMITTED]
[ ]   17.3%  Consumer Services
[ ]   15.4%  Technology
[ ]    9.9%  Capital Goods
[ ]    9.3%  Consumer Staples
[ ]    7.6%  Health Care
[ ]    5.1%  Transportation
[ ]    4.2%  Basic Industry
[ ]    3.2%  Energy
[ ]    2.8%  Consumer Manufacturing

[ ]    2.0%   Short-Term




TEN LARGEST HOLDINGS
November 30, 2005


                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
-------------------------------------------------------------------------------
American International Group                      $19,544,454            4.8%
-------------------------------------------------------------------------------
Time Warner, Inc.                                  17,980,000            4.4
-------------------------------------------------------------------------------
Citigroup, Inc.                                    17,745,025            4.4
-------------------------------------------------------------------------------
Microsoft Corp.                                    17,230,078            4.2
-------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                     17,218,470            4.2
-------------------------------------------------------------------------------
JPMorgan Chase & Co.                               16,787,925            4.1
-------------------------------------------------------------------------------
Axis Capital Holdings, Ltd.                        16,747,868            4.1
-------------------------------------------------------------------------------
The Home Depot, Inc.                               16,712,000            4.1
-------------------------------------------------------------------------------
General Electric Co.                               16,034,708            3.9
-------------------------------------------------------------------------------
WellPoint, Inc.                                    13,445,250            3.3
-------------------------------------------------------------------------------
                                                 $169,445,778           41.5%


* All data are as of November 30, 2005. The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

   Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 7


PORTFOLIO OF INVESTMENTS
November 30, 2005


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-98.2%

Finance-23.2%
Banking - Money Center-4.2%
JPMorgan Chase & Co.                                  438,900     $  16,787,925
The Bank of New York Co., Inc.                         12,800           414,720
                                                                  -------------
                                                                     17,202,645
                                                                  -------------
Banking - Regional-0.1%
Northern Trust Corp.                                    9,400           495,286
                                                                  -------------
Brokerage & Money Management-1.7%
Merrill Lynch & Co., Inc.                              51,500         3,420,630
The Goldman Sachs Group, Inc.                          25,800         3,327,168
                                                                  -------------
                                                                      6,747,798
                                                                  -------------
Insurance-11.3%
ACE, Ltd.                                             175,000         9,712,500
American International Group                          291,100        19,544,454
Axis Capital Holdings, Ltd.                           553,100        16,747,868
                                                                  -------------
                                                                     46,004,822
                                                                  -------------
Mortgage Banking-1.6%
Fannie Mae                                            135,000         6,486,750
                                                                  -------------
Miscellaneous-4.3%
Citigroup, Inc.                                       365,500        17,745,025
                                                                  -------------
                                                                     94,682,326
                                                                  -------------
Consumer Services-17.4%
Broadcasting & Cable-10.5%
News Corp. Cl.B                                       850,000        12,588,500
Time Warner, Inc.                                   1,000,000        17,980,000
Viacom, Inc. Cl.B                                     262,400         8,764,160
Westwood One, Inc.                                    200,000         3,628,000
                                                                  -------------
                                                                     42,960,660
                                                                  -------------
Entertainment & Leisure-1.9%
Carnival Corp.                                        140,000         7,628,600
                                                                  -------------
Restaurants & Lodging-0.9%
McDonald's Corp.                                      103,700         3,510,245
                                                                  -------------
Retail - General Merchandise-4.1%
The Home Depot, Inc.                                  400,000        16,712,000
                                                                  -------------
                                                                     70,811,505
                                                                  -------------
Technology-15.4%
Communication Equipment-1.7%
Juniper Networks, Inc.(a)                             309,800         6,967,402
                                                                  -------------
Computer Hardware/Storage-0.5%
International Business Machines Corp.                  22,800         2,026,920
                                                                  -------------


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Computer Services-1.9%
Accenture, Ltd. CI.A                                  125,000      $  3,555,000
Fiserv, Inc.(a)*                                       91,200         4,150,512
                                                                  -------------
                                                                      7,705,512
                                                                  -------------
Computer Software-7.3%
Microsoft Corp.                                       621,800        17,230,078
Oracle Corp.(a)                                     1,000,000        12,570,000
                                                                  -------------
                                                                     29,800,078
                                                                  -------------
Semi-Conductor Components-1.8%
Silicon Laboratories, Inc.(a)                          27,400         1,064,490
Texas Instruments, Inc.                               200,000         6,496,000
                                                                  -------------
                                                                      7,560,490
                                                                  -------------
Software-1.4%
McAfee, Inc.(a)                                       200,000         5,562,000
                                                                  -------------
Miscellaneous-0.8%
Molex, Inc.                                           125,000         3,348,750
                                                                  -------------
                                                                     62,971,152
                                                                  -------------
Capital Goods-10.0%
Electrical Equipment-1.9%
Emerson Electric Co.                                  100,000         7,561,000
                                                                  -------------
Miscellaneous-8.1%
General Electric Co.                                  448,900        16,034,708
Illinois Tool Works, Inc.                              80,018         7,063,189
United Technologies Corp.                             185,000         9,960,400
                                                                  -------------
                                                                     33,058,297
                                                                  -------------
                                                                     40,619,297
                                                                  -------------
Consumer Staples-9.3%
Household Products-3.6%
Colgate-Palmolive Co.                                 135,000         7,360,200
The Procter & Gamble Co.                              125,000         7,148,750
                                                                  -------------
                                                                     14,508,950
                                                                  -------------
Tobacco-4.8%
Altria Group, Inc.                                     95,700         6,966,003
Loews Corp.-Carolina Group                            250,000        10,062,500
Reynolds American, Inc.                                30,700         2,732,914
                                                                  -------------
                                                                     19,761,417
                                                                  -------------
Miscellaneous-0.9%
Fortune Brands, Inc.                                   46,900         3,656,324
                                                                  -------------
                                                                     37,926,691
                                                                  -------------
Health Care-7.5%
Drugs-1.8%
Forest Laboratories, Inc.(a)*                         190,100         7,427,207
                                                                  -------------
Medical Products-1.6%
Boston Scientific Corp.(a)                            250,000         6,620,000
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 9


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
Medical Services-4.1%
Health Management Associates, Inc. Cl.A               142,000       $ 3,325,640
WellPoint, Inc.(a)                                    175,000        13,445,250
                                                                  -------------
                                                                     16,770,890
                                                                  -------------
                                                                     30,818,097
                                                                  -------------
Transportation-5.2%
Air Freight-3.3%
United Parcel Service, Inc. Cl.B                      170,000        13,243,000
                                                                  -------------
Railroad-1.9%
Union Pacific Corp.                                   101,700         7,784,118
                                                                  -------------
                                                                     21,027,118
                                                                  -------------
Basic Industry-4.2%
Chemicals-4.2%
Air Products & Chemicals, Inc.                        291,000        17,218,470
                                                                  -------------
Energy-3.2%
Domestic Producers-0.7%
Noble Energy, Inc.                                     75,000         2,802,750
                                                                  -------------
International-1.8%
Chevron Corp.                                         127,000         7,278,370
                                                                  -------------
Oil Service-0.7%
Baker Hughes, Inc.                                     52,900         3,033,815
                                                                  -------------
                                                                     13,114,935
                                                                  -------------
Consumer Manufacturing-2.8%
Building & Related-1.1%
American Standard Cos., Inc.                           79,700         3,034,976
Pulte Homes, Inc.                                      28,600         1,190,618
                                                                  -------------
                                                                      4,225,594
                                                                  -------------
Textile Products-1.7%
Building Materials Holding Corp.                       85,800         7,063,914
                                                                  -------------
                                                                     11,289,508
                                                                  -------------
Total Common Stocks
    (cost $346,386,789)                                             400,479,099
                                                                  -------------

SHORT-TERM INVESTMENT-2.0%
Time Deposit-2.0%
State Street Euro Dollar
    3.35%, 12/01/05
    (cost $8,266,000)                                $  8,266         8,266,000
                                                                  -------------

Total Investments Before Security Lending
  Collateral-100.2%
  (cost $354,652,789)                                               408,745,099
                                                                  -------------


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                                                       Shares      U.S. $ Value
-------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED-0.5%
Short-Term Investment
UBS Private Money Market Fund, LLC, 3.95%
  (cost $2,147,258)                                 2,147,258     $   2,147,258
                                                                  -------------

Total Investments-100.7%
  (cost $356,800,047)                                               410,892,357
Other assets less liabilities-(0.7%)                                 (2,843,101)
                                                                  -------------
Net Assets-100%                                                   $ 408,049,256
                                                                  -------------


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a)  Non-income producing security.

     See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 11


STATEMENT OF ASSETS & LIABILITIES
November 30, 2005

Assets
Investments in securities, at value
   (cost $356,800,047--including investment of
   cash collateral for securities loaned of
   $2,147,258)                                                $  410,892,357(a)
Cash                                                                     478
Receivable for investment securities sold                          2,476,751
Receivable for capital stock sold                                    692,270
Dividends receivable                                                 664,656
                                                              --------------
Total assets                                                     414,726,512
                                                              --------------
Liabilities
Payable for capital stock redeemed                                 2,606,227
Payable for collateral on securities loaned                        2,147,258
Payable for investment securities purchased                          985,716
Distribution fee payable                                             235,416
Advisory fee payable                                                 185,624
Transfer Agent fee payable                                            83,639
Accrued expenses                                                     433,376
                                                              --------------
Total liabilities                                                  6,677,256
                                                              --------------
Net Assets                                                    $  408,049,256
                                                              --------------
Composition of Net Assets
Capital stock, at par                                         $       27,000
Additional paid-in capital                                       335,301,712
Accumulated net realized gain on investment transactions          18,628,234
Net unrealized appreciation of investments                        54,092,310
                                                              --------------
                                                              $  408,049,256
                                                              --------------


Calculation of Maximum Offering Price Per Share

                                                         Net Asset Value and:
                                                    ----------------------------       Maximum
                                     Shares           Offering       Redemption       Offering
Class            Net Assets       Outstanding           Price           Price           Price*
-------------------------------------------------------------------------------------------------
A            $ 175,285,240      11,366,017          --          $15.42         $16.10
-------------------------------------------------------------------------------------------------
B            $ 164,194,038      11,028,501       $14.89             --             --
-------------------------------------------------------------------------------------------------
C            $  67,621,441       4,543,921       $14.88             --             --
-------------------------------------------------------------------------------------------------
R            $     928,163          60,309       $15.39         $15.39             --
-------------------------------------------------------------------------------------------------
K            $      10,208          661.38       $15.43         $15.43             --
-------------------------------------------------------------------------------------------------
I            $      10,166             657       $15.47         $15.47             --
-------------------------------------------------------------------------------------------------



* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $2,067,959 (see Note E).

     See notes to financial statements.


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


STATEMENT OF OPERATIONS
Year Ended November 30, 2005


Investment Income
Dividends (net of foreign taxes
   withheld of $2,100)                             $ 7,466,501
Interest                                               264,706     $  7,731,207
                                                  ------------
Expenses
Advisory fee                                         2,607,975
Distribution fee--Class A                              631,801
Distribution fee--Class B                            1,878,475
Distribution fee--Class C                              753,098
Distribution fee--Class R                                2,024
Distribution fee--Class K                                   19
Transfer agency                                      1,088,993
Printing                                               394,149
Custodian                                              219,389
Registration                                           120,451
Administrative                                          89,751
Legal                                                   67,899
Audit                                                   51,170
Directors' fees                                         26,265
Miscellaneous                                           26,032
                                                  ------------
Total expenses                                       7,957,491
Less: expense offset arrangement
   (see Note B)                                         (7,606)
                                                  ------------
Net expenses                                                          7,949,885
                                                                   ------------
Net investment loss                                                   (218,678)
                                                                   ------------
Realized and Unrealized Gain
on Investment Transactions
Net realized gain on investment
   transactions                                                      22,464,325
Net change in unrealized
  appreciation/depreciation
  of investments                                                      5,926,478
                                                                   ------------
Net gain on investment transactions                                  28,390,803
                                                                   ------------
Net Increase in Net Assets
   from Operations                                                 $ 28,172,125
                                                                   ------------


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 13


STATEMENT OF CHANGES IN NET ASSETS



                                                  Year Ended       Year Ended
                                                 November 30,     November 30,
                                                     2005             2004
                                                ==============   ==============
Increase (Decrease) in Net Assets
from Operations
Net investment income (loss)                    $    (218,678)   $    1,499,243
Net realized gain on investment
   transactions                                    22,464,325        33,088,053
Net change in unrealized
   appreciation/depreciation
   of investments                                   5,926,478         8,255,807
                                                --------------   --------------
Net increase in net assets
   from operations                                 28,172,125        42,843,103
Dividends and Distributions to
Shareholders from
Net investment income
   Class A                                         (1,514,182)               -0-
   Class R                                             (1,155)               -0-
Net realized gain on
   investment transactions
   Class A                                         (2,195,466)               -0-
   Class B                                         (2,044,514)               -0-
   Class C                                           (831,037)               -0-
   Class R                                             (2,393)               -0-
Capital Stock Transactions
Net increase (decrease)                          (122,923,053)       48,919,998
                                                --------------   --------------
Total increase (decrease)                        (101,339,675)       91,763,101
Net Assets
Beginning of period                               509,388,931       417,625,830
                                                --------------   --------------
End of period (includes undistributed
  net investment income of $0 and
  $1,499,243, respectively)                      $408,049,256     $509,388,931
                                                --------------   --------------


See notes to financial statements.


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


NOTES TO FINANCIAL STATEMENTS
November 30, 2005


NOTE A

Significant Accounting Policies

AllianceBernstein Focused Growth & Income Fund, Inc. (the "Fund"), organized as a Maryland corporation on July 6, 1999, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Class I shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ")


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 15


are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 17


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, 2.70%, 2.45% and 2.20% of the daily average net assets for the Class A, Class B, Class C, Class R, Class K and Class I shares, respectively. For the year ended November 30, 2005, there were no fees waived by the Adviser.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG") the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Fund paid $89,751 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2005.

The Fund compensates Alliance Global Investor Services, Inc., ("AGIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $492,725 for the year ended November 30, 2005.

For the year ended November 30, 2005, the Fund's expenses were reduced by $7,606 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $11,148 from the sale of Class A shares and received $3,152, $233,276 and $9,916 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2005.

Brokerage commissions paid on investment transactions for the year ended November 30, 2005, amounted to $1,651,107, of which $284,963 and $0,


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND



respectively, was paid to Sanford C. Bernstein & Co. LLC, and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,051,041, $1,218,047, $13,339 and $0 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2005, were as follows:

                                                   Purchases         Sales
                                                ==============   ==============
Investment securities (excluding
  U.S. government securities)                   $  700,265,893   $  801,762,498
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $  362,690,692
                                                                 ==============
Gross unrealized appreciation                                    $   50,677,286
Gross unrealized depreciation                                        (2,475,621)
                                                                 --------------
Net unrealized appreciation                                      $   48,201,665
                                                                 --------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 19


1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Warburg LLC (the"Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of November 30, 2005, the Fund had loaned securities with a value of $2,067,959, and received cash collateral which was invested in a money market fund valued at $2,147,258 as included in the accompanying portfolio of investments. For the year ended November 30, 2005, the Fund earned fee income of $7,820 which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

There are 18,000,000,000 shares of $0.001 par value capital stock authorized, divided into six classes, designated Class A, Class B, Class C, Class R, Class K and


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


Class I shares. Each Class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                     November 30,   November 30,   November 30,    November 30,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold            3,146,956     7,238,856    $ 47,329,068   $ 103,148,985
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          226,157            -0-      3,412,711              -0-
-------------------------------------------------------------------------------
Shares converted
  from Class B           300,476       484,538       4,509,940       6,986,924
-------------------------------------------------------------------------------
Shares redeemed       (7,580,567)   (4,744,089)   (113,693,130)    (67,118,770)
-------------------------------------------------------------------------------
Net increase
  (decrease)          (3,906,978)    2,979,305    $(58,441,411)   $ 43,017,139
-------------------------------------------------------------------------------
Class B
Shares sold              945,079     4,135,410     $13,737,539    $ 57,249,878
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          114,511            -0-      1,679,878              -0-
-------------------------------------------------------------------------------
Shares converted
  to Class A            (310,682)     (499,813)     (4,509,940)     (6,986,924)
-------------------------------------------------------------------------------
Shares redeemed       (3,980,552)   (3,545,993)    (57,816,219)    (48,720,045)
-------------------------------------------------------------------------------
Net increase
  (decrease)          (3,231,644)       89,604    $(46,908,742)    $ 1,542,909
-------------------------------------------------------------------------------
Class C
Shares sold              456,930     2,001,187      $6,649,779     $27,743,251
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           44,538            -0-        652,931              -0-
-------------------------------------------------------------------------------
Shares redeemed       (1,758,535)   (1,726,540)    (25,543,365)    (23,603,007)
-------------------------------------------------------------------------------
Net increase
  (decrease)          (1,257,067)      274,647   $ (18,240,655)    $ 4,140,244
-------------------------------------------------------------------------------
Class R
Shares sold               49,008        19,114       $ 725,512        $266,911
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions               26            -0-            385              -0-
-------------------------------------------------------------------------------
Shares redeemed           (5,184)       (3,415)        (78,278)        (47,205)
-------------------------------------------------------------------------------
Net increase              43,850        15,699       $ 647,619       $ 219,706
===============================================================================


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 21


                               Shares                   Amount
                    ------------------------     --------------------
                             March 1,             March 1, 2005(a)
                          2005(a) to                    2005(a) to
                         November 30,              to November 30,
                                2005                          2005
                        ---------------------------------------------
Class K
Shares sold                      661                     $  10,100
---------------------------------------------------------------------
Net increase                     661                     $  10,100
=====================================================================
Class I
Shares sold                      657                     $  10,036
---------------------------------------------------------------------
Net increase                     657                     $  10,036
=====================================================================
(a)  Commencement of distribution.


NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2005.


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended November 30, 2005 was as follows:


                                                                  2005
                                                             ==============
Distributions paid from:
  Ordinary income                                              $  1,515,337
  Net long-term capital gains                                     5,073,410
                                                             --------------
Total taxable distributions                                       6,588,747
                                                             --------------
Total distributions paid                                       $  6,588,747
                                                             --------------

As of November 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Long Term Capital Gain                          $  11,110,815
Undistributed ordinary income                                    13,408,064
Unrealized appreciation/(depreciation)                           48,201,665(a)
                                                             --------------
Total accumulated earnings/(deficit)                          $  72,720,544
                                                             --------------

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to net investment loss and reclassification of distributions resulted in a decrease in accumulated net investment loss and accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 23


in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement , please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"),


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request



_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 25


for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed. On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 27


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    Class A
                                        ---------------------------------------------------------------
                                                             Year Ended November 30,
                                        ---------------------------------------------------------------
                                            2005         2004         2003         2002         2001
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $14.69       $13.27       $10.85       $13.09       $11.42
                                        ---------------------------------------------------------------
Income From Investment
  Operations
Net investmen income (loss)(a)               .05          .10(b)      (.01)        (.01)        (.07)(b)
Net realized and unrealized
  gain (loss) on investment
  transactions                               .93         1.32         2.43        (2.23)        1.82
                                        ---------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                                 .98         1.42         2.42        (2.24)        1.75
                                        ---------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income                                    (.10)          -0-          -0-          -0-          -0-
Distributions from net realized
  gain on investment
  transactions                              (.15)          -0-          -0-          -0-          -0-
Distributions in excess
  of net realized gain on
  investment transactions                     -0-          -0-          -0-          -0-        (.08)
                                        ---------------------------------------------------------------
Total dividends and distributions           (.25)          -0-          -0-          -0-        (.08)
                                        ---------------------------------------------------------------
Net asset value,
  end of period                           $15.42       $14.69       $13.27       $10.85       $13.09
                                        ---------------------------------------------------------------
Total Return
Total investment return based
  on net asset value(c)                     6.67%       10.70%       22.30%      (17.11)%      15.40%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                       $175,285     $224,377     $163,169      $75,413      $76,617
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          1.27%        1.19%        1.51%        1.59%        1.85%
  Expenses, before waivers/
    reimbursements                          1.27%        1.34%        1.51%        1.59%        1.88%
  Net investment
    income (loss)                            .36%         .73%(b)     (.12)%       (.10)%       (.55)%(b)
Portfolio turnover rate                      152%         132%         159%         218%         299%



See footnote summary on page 33.


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    Class B
                                        ---------------------------------------------------------------
                                                             Year Ended November 30,
                                        ---------------------------------------------------------------
                                            2005         2004         2003         2002         2001
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $14.20       $12.92       $10.64       $12.93       $11.36
                                        ---------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a)                      (.05)          -0-(b)(d)  (.10)        (.10)        (.16)(b)
Net realized and unrealized
  gain (loss) on investment
  transactions                               .89         1.28         2.38        (2.19)        1.81
                                        ---------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                                 .84         1.28         2.28        (2.29)        1.65
                                        ---------------------------------------------------------------
Less: Distributions
Distributions from net realized
  gain on investment
  transactions                              (.15)          -0-          -0-          -0-          -0-
Distributions in excess
  of net realized gain on
  investment transactions                     -0-          -0-          -0-          -0-        (.08)
                                        ---------------------------------------------------------------
Total distributions                         (.15)          -0-          -0-          -0-        (.08)
                                        ---------------------------------------------------------------
Net asset value,
  end of period                           $14.89       $14.20       $12.92       $10.64       $12.93
                                        ---------------------------------------------------------------
Total Return
Total investment return based
  on net asset value(c)                     5.90%        9.91%       21.43%      (17.71)%      14.60%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                       $164,194     $202,459     $183,098     $110,968      $98,204
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          2.00%        1.92%        2.25%        2.32%        2.55%
  Expenses, before waivers/
    reimbursements                          2.00%        2.07%        2.25%        2.32%        2.60%
  Net investment loss                       (.37)%       (.03)%(b)    (.87)%       (.84)%      (1.28)%(b)
Portfolio turnover rate                      152%         132%         159%         218%         299%(b)


See footnote summary on page 33.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 29


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    Class C
                                        ---------------------------------------------------------------
                                                             Year Ended November 30,
                                        ---------------------------------------------------------------
                                            2005         2004         2003         2002         2001
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                     $14.19       $12.91       $10.63       $12.92       $11.34
                                        ---------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a)                      (.05)          -0-(b)(d)  (.10)        (.10)        (.16)(b)
Net realized and unrealized
  gain (loss) on investment
  transactions                               .89         1.28         2.38        (2.19)        1.82
                                        ---------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                                 .84         1.28         2.28        (2.29)        1.66
                                        ---------------------------------------------------------------
Less: Distributions
Distributions from net realized
  gain on investment
  transactions                              (.15)          -0-          -0-          -0-          -0-
Distributions in excess
  of net realized gain on
  investment transactions                     -0-          -0-          -0-          -0-        (.08)
                                        ---------------------------------------------------------------
Total distributions                         (.15)          -0-          -0-          -0-        (.08)
                                        ---------------------------------------------------------------
Net asset value,
  end of period                           $14.88       $14.19       $12.91       $10.63       $12.92
                                        ---------------------------------------------------------------
Total Return
Total investment return based
  on net asset value(c)                     5.90%        9.91%       21.45%      (17.72)%      14.71%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $67,622      $82,312      $71,348      $37,810      $35,790
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          1.99%        1.90%        2.22%        2.30%        2.56%
  Expenses, before waivers/
    reimbursements                          1.99%        2.05%        2.22%        2.30%        2.60%
  Net investment loss                       (.36)%       (.01)%(b)    (.84)%       (.82)%      (1.28)%(b)
Portfolio turnover rate                      152%         132%         159%         218%         299%(b)



See footnote summary on page 33.


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                      Class R
                                                     -----------------------------------------
                                                           Year Ended              November 3,
                                                          November 30,             2003(e) to
                                                     ------------------------     November 30,
                                                         2005           2004             2003
                                                     -----------    -----------    -----------
Net asset value, beginning of period                     $14.66       $13.27       $13.16
                                                     -----------------------------------------
Income From Investment Operations
Net investment income (loss)(a)                             .03          .18(b)        -0-(d)
Net realized and unrealized gain on investment
  transactions                                              .92         1.21          .11
                                                     -----------------------------------------
Net increase in net asset value from operations             .95         1.39          .11
                                                     -----------------------------------------
Less: Dividends and Distributions
Dividends from net investment income                       (.07)          -0-          -0-
Distributions from net realized gain on investment
  transactions                                             (.15)          -0-          -0-
                                                     -----------------------------------------
Total dividends and distributions                          (.22)          -0-          -0-
                                                     -----------------------------------------
Net asset value, end of period                           $15.39       $14.66       $13.27
                                                     -----------------------------------------
Total Return
Total investment return based on net asset value(c)        6.47%       10.48%         .84%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                  $928         $241          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                  1.60%        1.45%        1.83%(f)
  Expenses, before waivers/reimbursements                  1.60%        1.59%        1.83%(f)
  Net investment income (loss)                              .19%        1.25%(b)     (.26)%(f)
Portfolio turnover rate                                     152%         132%         159%


See footnote summary on page 33.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 31



Selected Data For A Share Of Capital Stock Outstanding Throughout The Period


                                                            Class K
                                                       ------------
                                                           March 1,
                                                         2005(e) to
                                                       November 30,
                                                               2005
                                                       ------------
Net asset value, beginning of period                         $15.27
                                                       ------------
Income From Investment Operations
Net investment income(a)                                        .05
Net realized and unrealized gain on investment
  transactions                                                  .11
                                                       ------------
Net increase in net asset value from operations                 .16
                                                       ------------
Net asset value, end of period                               $15.43
                                                       ------------
Total Return
Total investment return based on net asset value(c)           1.05%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                       $10
Ratio to average net assets of:
  Expenses(f)                                                 1.23%
  Net investment income(f)                                     .48%
Portfolio turnover rate                                        152%


See footnote summary on page 33.


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                            Class I
                                                       ------------
                                                           March 1,
                                                         2005(e) to
                                                       November 30,
                                                               2005
                                                       ------------
Net asset value, beginning of period                         $15.27
                                                       ------------
Income From Investment Operations
Net investment income(a)                                        .09
Net realized and unrealized gain on investment
  transactions                                                  .11
                                                       ------------
Net increase in net asset value from operations                 .20
                                                       ------------
Net asset value, end of period                               $15.47
                                                       ------------
Total Return
Total investment return based on net asset value(c)            1.31%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                       $10
Ratio to average net assets of:
  Expenses(f)                                                   .96%
  Net investment income(f)                                      .77%
Portfolio turnover rate                                         152%



(a)  Based on average shares outstanding.

(b)  Net of fees and expenses waived by the Adviser and Transfer Agent.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent defered sales charge is not reflected in the calculation of the total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Amount is less than $0.005.

(e)  Commencement of distributions.

(f)  Annualized.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 33


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Focused Growth & Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Focused Growth & Income Fund, Inc., formerly AllianceBernstein Disciplined Value Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2005 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Focused Growth & Income Fund, Inc. at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.


                                                 /s/ Ernst & Young LLP

New York, New York
January 11, 2006


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


TAX INFORMATION
(unaudited)


For the fiscal year ended November 30, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $1,515,337 as qualified dividend income, which is taxed at a maximum rate of 15%.

For corporate shareholders, 48% of the total ordinary income distribution paid during the current fiscal year ended November 30, 2005 qualifies for the corporate dividends received deduction.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns, will be included with your Form 1099-DIV which will be sent to you separately in January 2006.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 35


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the AllianceBernstein Focused Growth and Income Fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005, December 19, 2005, December 21, 2005 and December 22, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Fund's fundamental investment objective as non-fundamental with changes to the Fund's investment objectives, the required number of outstanding shares voted in favor of each proposal, and each proposal was approved. With respect to the second item of business, the approval to amend and restate the Charter of the Fund, an insufficient number of required outstanding shares voted in favor of the proposal and, therefore the proposal was not approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Funds proxy statement):



                                                                              Withheld
                                                        Voted For            Authority
                                                       --------------------------------
1. The election of the Directors, each such Director
to serve a term of an indefinite duration and until
his or her successor is duly elected and qualifies.

Ruth Block                                              14,646,059             429,352
David H. Dievler                                        14,636,207             439,204
John H. Dobkin                                          14,678,380             397,031
Michael J. Downey                                       14,685,637             389,774
William H. Foulk, Jr.                                   14,662,699             412,712
D. James Guzy                                           14,525,469             549,942
Marc O. Mayer                                           14,671,604             403,807
Marshall C. Turner, Jr.                                 14,677,076             398,335





                                                         Voted                        Broker
                                      Voted For        Against      Abstained      Non-Votes
---------------------------------------------------------------------------------------------
2. The amendment and
restatement of the Fund's
charter, which repealed
in its entirety all currently
existing charter provisions
and substituted in lieu thereof
new provisions set forth in
the Form of Articles of
Amendment and Restatement
attached to the Fund's Proxy
Statement as Appendix D.             14,266,177      386,033       533,804              0
---------------------------------------------------------------------------------------------

_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND




                                                         Voted                        Broker
                                      Voted For        Against      Abstained      Non-Votes
---------------------------------------------------------------------------------------------
3. The amendment, elimination,
or reclassification as non-
fundamental of the
fundamental investment
restrictions regarding:
---------------------------------------------------------------------------------------------
3.A. Diversification                 13,081,218      481,644       176,938       4,739,907
---------------------------------------------------------------------------------------------
3.B. Issuing Senior Securities
and Borrowing Money                  13,045,727      519,826       174,247       4,739,907
---------------------------------------------------------------------------------------------
3.C. Underwriting Securities         13,054,474      510,382       174,943       4,739,907
---------------------------------------------------------------------------------------------
3.D. Concentration of
Investments                          13,057,817      508,206       173,776       4,739,907
---------------------------------------------------------------------------------------------
3.E. Real Estate and Companies
that Deal in Real Estate             13,080,093      489,502       170,204       4,739,907
---------------------------------------------------------------------------------------------
3.F. Commodity Contracts and
Futures Contracts                    13,063,782      501,034       174,984       4,739,907
---------------------------------------------------------------------------------------------
3.G. Loans                           13,061,432      507,543       170,824       4,739,907
---------------------------------------------------------------------------------------------
3.I. Exercising Control              13,064,952      498,728       176,120       4,739,907
---------------------------------------------------------------------------------------------
3.N. Pledging, Hypothecating,
Mortgaging, or Otherwise
Encumbering Assets                   13,072,384      482,419       184,997       4,739,907
---------------------------------------------------------------------------------------------
4. The reclassification of
the Fund's fundamental
investment objective as
non-fundamental with
changes to the Fund's
investment objectives.               12,644,165      542,759       552,876       4,739,907
---------------------------------------------------------------------------------------------

_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 37


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso,(2) Senior Vice President
Paul C. Rissman,(2) Senior Vice President
Thomas J. Bardong, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter
AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004



(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Fund are made by the Adviser's Relative Value Investment Team. While the members of the team work jointly to determine the investment strategy, including security selection, for the Fund, Mr. Frank Caruso, CIO of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of the Fund.


_______________________________________________________________________________

38 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                                      PORTFOLIOS
                                                                                        IN FUND         OTHER
    NAME ADDRESS,                        PRINCIPAL                                       COMPLEX     DIRECTORSHIPS
    DATE OF BIRTH                     OCCUPATION(S)                                   OVERSEEN BY      HELD BY
   (YEAR ELECTED*)                 DURING PAST 5 YEARS                                  DIRECTOR       DIRECTOR
------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ##        Investment Adviser and an                             108            None
2 Sound View Drive                  Independent Consultant. He
Suite 100,                          was formerly Senior Manager
Greenwich, CT 06830                 of Barrett Associates, Inc., a
Chairman of the Board               registered investment adviser,
9/7/32                              with which he had been
(1999)                              associated since prior to 2001.
                                    He was formerly Deputy
                                    Comptroller and Chief Investment
                                    Officer of the State of New York
                                    and, prior thereto, Chief
                                    Investment Officer of the
                                    New York Bank for Savings.

Ruth Block, #,**                    Formerly Executive Vice President                     106            None
500 S.E. Mizner Blvd.               and Chief Insurance Officer of
Boca Raton, FL 33432                The Equitable Life Assurance
11/7/30                             Society of the United States;
(1999)                              Chairman and Chief Executive
                                    Officer of Evlico (insurance);
                                    Director of Avon, BP (oil and gas),
                                    Ecolab Incorporated (specialty
                                    chemicals), Tandem Financial
                                    Group and Donaldson, Lufkin &
                                    Jenrette Securities Corporation;
                                    Governor at Large, National
                                    Association of Securities Dealers,
                                    Inc.

David H. Dievler, #                 Independent Consultant. Until                         107            None
P.O. Box 167                        December 1994 he was Senior
Spring Lake, NJ 07762               Vice President of Alliance Capital
10/23/29                            Management Corporation ("ACMC")
(1999)                              responsible for mutual fund
                                    administration. Prior to joining
                                    ACMC in 1984, he was Chief
                                    Financial Officer of Eberstadt Asset
                                    Management since 1968. Prior to
                                    that, he was a Senior Manager at
                                    Price Waterhouse & Co. Member
                                    of American Institute of Certified
                                    Public Accountants since 1953.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 39


                                                                                      PORTFOLIOS
                                                                                        IN FUND         OTHER
    NAME ADDRESS,                        PRINCIPAL                                       COMPLEX     DIRECTORSHIPS
    DATE OF BIRTH                     OCCUPATION(S)                                   OVERSEEN BY      HELD BY
   (YEAR ELECTED*)                 DURING PAST 5 YEARS                                  DIRECTOR       DIRECTOR
------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                   Consultant. Formerly President                        106            None
P.O. Box 12,                        of Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002;
2/19/42                             Senior Advisor from June
(1999)                              1999 - June 2000 and President
                                    of Historic Hudson Valley (historic
                                    preservation) from December
                                    1989 - May 1999. Previously,
                                    Director of the National Academy
                                    of Design and during 1988-1992,
                                    Director and Chairman of the Audit
                                    Committee of ACMC.

Michael J. Downey, #                Consultant since January 2004.                        106         Asia Pacific
c/o Alliance Capital                Formerly managing partner of                                       Fund, Inc.,
Management L.P.                     Lexington Capital, LLC (investment                                  and The
Attn: Philip L. Kirstein            advisory firm) from December 1997                                 Merger Fund.
1345 Avenue of the                  until December 2003. Prior thereto,
Americas                            Chairman and CEOof Prudential
New York, NY 10105                  Mutual Fund Management from
1/24/44                             1987 to 1993.
(2005)

D. James Guzy, #                    Chairman of the Board of PLX                          106            Intel
P.O. Box 128                        Technology (semi-conductors)                                      Corporation
Glenbrook, NV 89413                 and of SRC Computers, Inc.                                          (semi-
3/7/36                              with which he has been associated                                 conductors),
(2005)                              since prior to 2001. He is also                                   Cirrus Logic
                                    President of the Arbor Company                                    Corporation
                                   (private family investments).                                        (semi-
                                                                                                      conductors),
                                                                                                       Novellus
                                                                                                     Corporation
                                                                                                        (semi-
                                                                                                       conductor
                                                                                                      equipment),
                                                                                                         Micro
                                                                                                       Component
                                                                                                       Technology
                                                                                                         (semi-
                                                                                                       conductor
                                                                                                       equipment),
                                                                                                        the Davis
                                                                                                        Selected
                                                                                                       Advisers
                                                                                                        Group of
                                                                                                       Mutual Funds
                                                                                                          and
                                                                                                      LogicVision.

_______________________________________________________________________________

40 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                                                                                      PORTFOLIOS
                                                                                        IN FUND         OTHER
    NAME ADDRESS,                        PRINCIPAL                                       COMPLEX     DIRECTORSHIPS
    DATE OF BIRTH                     OCCUPATION(S)                                   OVERSEEN BY      HELD BY
   (YEAR ELECTED*)                 DURING PAST 5 YEARS                                  DIRECTOR       DIRECTOR
------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Marshall C. Turner, Jr., #         Principal of Turner Venture                            106            Toppan
220 Montgomery Street              Associates (venture capital                                        Photomasks
Penthouse 10                       and consulting) since prior to                                       Inc., the
San Francisco, CA                  2001. Chairman and CEO,                                           George Lucas
94104                              DuPont Photomasks, Inc.,                                           Educational
10/10/41                           Austin, Texas, 2003-2005,                                          Foundation,
(2005)                             and President and CEO                                              Chairman of
                                   since company acquired, and                                         the Board
                                   name changed to Toppan                                                of the
                                   Photomasks, Inc. in 2005                                           Smithsonian's
                                   (semiconductor manufacturing                                         National
                                   services).                                                          Museum of
                                                                                                        Natural
                                                                                                        History.

INTERESTED DIRECTOR
Marc O. Mayer,+                    Executive Vice President of                            106            None
1345 Avenue of the                 ACMC since 2001 and Chairman
Americas                           of the Board of AllianceBernstein
New York, NY 10105                 Investment Research and
10/2/57                            Management, Inc. ("ABIRM") since
(2003)                             prior to 2001; prior thereto, Chief
                                   Executive Officer of Sanford C.
                                   Bernstein & Co., LLC (institutional
                                   research and brokerage arm of
                                   Bernstein & Co., LLC ("SCB & Co.")
                                   and its predecessor since prior to
                                   2001.


*  There is no stated term of office for the Fund's Directors.

** Ms. Block was an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a
controlling person of the Adviser.   Such securities were sold for
approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

+ Mr. Mayer is an "interested person," as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

# Member of the Audit Committee, Governance and Nominating Committee and the Independent Directors Committee.

## Member of the Fair Value Pricing Committee.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 41


Officer Information

Certain information concerning the Fund's Officers is listed below.


  NAME, ADDRESS*                POSITION(S)                      PRINCIPAL OCCUPATION
 AND DATE OF BIRTH            HELD WITH FUND                     DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
Marc O. Mayer                  President and Chief           See biography above.
10/2/57                        Executive Officer

Paul C. Rissman                Senior Vice President         Executive Vice President of ACMC,**
11/10/56                                                     with which he has been associated
                                                             since prior to 2001.

Frank V. Caruso                Senior Vice President         Senior Vice President of ACMC,** with
10/28/56                                                     which he has been associated since
                                                             prior to 2001.

Philip L. Kirstein             Senior Vice President         Senior Vice President and Independent
5/29/45                        and Independent               Compliance Officerof the Alliance-
                               Compliance Officer            Bernstein Funds with which he has
                                                             been associated since October 2004.
                                                             Prior thereto, he was Of Counsel to
                                                             Kirkpatrick & Lockhart, LLP from
                                                             October 2003 to October 2004, and
                                                             General Counsel of Merrill Lynch
                                                             Investment Managers L.P. since prior
                                                             to 2001 until March 2003.

Thomas J. Bardong              Vice President                Senior Vice President of ACMC,** with
4/28/45                                                      which he has been associated since
                                                             prior to 2001.

Emilie D. Wrapp                Secretary                     Senior Vice President, Assistant
11/13/55                                                     General Counsel and Assistant
                                                             Secretary of ABIRM,** with which
                                                             she has been associated since prior to
                                                             2001.

Mark D. Gersten                Treasurer and Chief           Senior Vice President of Alliance
10/4/50                        Financial Officer             Global Investor Services, Inc.
                                                             ("AGIS"),** and a Vice President of
                                                             ABIRM,** with which he has been
                                                             associated since prior to 2001.

Vincent S. Noto                Controller                    Vice President of AGIS,** with which
12/14/64                                                     he has been associated since prior to
                                                             2001.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

    The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

42 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on October 31 and November 1, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 43


4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

11. information about fees charged by the Adviser to other clients with similar investment objectives;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

14. the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.


_______________________________________________________________________________

44 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the stated fee rates in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 45


the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with an updated methodology. The directors noted that the updated methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors


_______________________________________________________________________________

46 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the directors received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan; retains a portion of the 12b-1 fees from the Fund; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors believe that the Adviser derives reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 14 to 11 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 155 to 83 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ending September 30, 2005 over the 1-, 3- and 5-year periods. The directors also considered the Fund's performance as compared to the Russell 1000 Value Index for periods ending September 30, 2005 over the YTD, 1-, 3- and 5-year and since inception periods (December 1999 inception).


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 47


The directors noted that in the Performance Group and Performance Universe comparisons the Fund was in the 5th quintile in the 1-year period, in the 3rd quintile in the 3-year period and in the 1st quintile in the 5-year period (adjusted to 2nd quintile in the 5-year period Performance Group comparison by the Senior Officer who uses a different methodology than Lipper for assigning performance to quintiles). The comparative information showed that the Fund significantly outperformed the index in the since inception period, significantly underperformed the index in the YTD and 1-year periods, materially underperformed the index in the 3-year period, and somewhat underperformed the index in the 5-year period. Based on their review and discussion of the reasons for the Fund's recent underperformance with the Adviser and of the investment process being used by the Adviser to manage the Fund, the directors retained confidence in the Adviser's ability to continue to advise the Fund and concluded that the Fund's investment performance over time was acceptable. The directors informed the Adviser that they planned to closely monitor the Fund's performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products that have a substantially similar investment style as the Fund. They also received an oral presentation from the Adviser that supplemented such information. The Adviser manages accounts for institutional clients with a comparable investment style to the Fund. The directors noted that the institutional fee schedule for these accounts had much lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information that indicated that the Adviser sub-advises certain registered investment companies that have investment strategies similar to the Fund at lower fee rates than those paid by the Fund.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Fund.


_______________________________________________________________________________

48 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund's at approximate current size contractual effective fee rate of 55 basis points was significantly lower than the Expense Group median, and that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was two basis points. The directors also noted that the Adviser advises two other AllianceBernstein funds with a similar investment objective and strategies as the Fund for the same fee rate as the Fund. The directors further noted that the Fund's total expense ratio, which had been capped by the Adviser (although the expense ratio was currently significantly less than the cap), was somewhat lower than the medians for the Expense Group and the Expense Universe. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a pre-


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 49


sentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


_______________________________________________________________________________

50 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic
Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. On February 1, 2006, Americas Government Income Trust will be renamed Global Government Income Trust and Quality Bond Portfolio will be renamed Intermediate Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 51


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT (1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Focused Growth & Income Fund, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from supplying such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in

(1) It should be noted that the information in the fee summary was completed on October 25, 2005 and presented to the Board of Directors on October 31, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


_______________________________________________________________________________

52 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


January 2004 as a result of the settlement with the New York State Attorney General.(2)

                                                 Advisory Fee Based on %
Fund                                           of Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Focused Growth             First $2.5 billion        0.55%
& Income Fund, Inc.                          Next $2.5 billion         0.45%
                                             Excess of $5 billion      0.40%

The Fund's net assets as of September 30, 2005 were $416.1 million. The effective advisory fee at this asset level is 0.55%.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                          As a % of average
Fund                                       Amount         daily net assets
-------------------------------------------------------------------------------
AllianceBernstein Focused Growth
& Income Fund, Inc.                       $ 88,511               0.02

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratio to the amounts set forth below for the Fund's current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice. However, it should be noted that the Fund was operating below its expense cap as of May 31, 2005; accordingly, that undertaking was of no effect. The Fund's expense ratio is also set forth below.

                                       Expense Cap
                                       pursuant to
                                         Expense
                                       Limitation        Expense     Fiscal
Fund                                   Undertaking       Ratio(3)   Year End
-------------------------------------------------------------------------------
AllianceBernstein Focused             Class A-2.50%       1.16%    November 30
Growth & Income Fund, Inc.            Class B-3.20%       1.89%
                                      Class C-3.20%       1.87%
                                      Class R-2.70%       1.39%
                                      Class K-2.45%       0.94%
                                      Class I-2.20%       0.74%


(2) The advisory fee schedule implemented in January 2004 contemplates eight categories of the AllianceBernstein Mutual Funds with almost all funds in each category having the same advisory fee schedule.

(3) The Fund's expense ratio is calculated from the beginning of the Fund's current fiscal year through May 31, 2005.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 53


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. Set forth below is also what would have been the effective advisory fee of the Fund had the institutional account fee schedule been applied to the Fund.

                                                                    Effective
                       Net Assets            Alliance                Alliance
                        09/30/05           Institutional          Institutional
Fund                     ($MIL)            Fee Schedule           Advisory Fee
-------------------------------------------------------------------------------
AllianceBernstein          $416.1    Relative Value Schedule          0.319%
Focused Growth                       65 bp on 1st $25 m
& Income Fund, Inc.                  50 bp on next $25 m
                                     40 bp on next $50 m
                                     30 bp on next $100 m
                                     25 bp on the balance
                                     Minimum account size $10 m


_______________________________________________________________________________

54 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


The Adviser manages AllianceBernstein Growth and Income Fund, Inc., an open-end investment company with a comparable investment approach as the Fund, which has the following advisory fee schedule in place:(4)

                                                Advisory Fee Based on % of
Fund                                             Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Growth & Income            First $2.5 billion        0.55%
Fund, Inc.                                   Next $2.5 billion         0.45%
                                             Excess of $5 billion      0.40%


The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following fee for an offshore mutual fund with a somewhat similar investment style as the Fund:

Asset Class                                                           Fee(5)
-------------------------------------------------------------------------------
Equity Value                                                           0.80%


The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families whose investment style is similar to the Fund. Set forth below are the various fee schedules of these sub-advisory relationships.

Fund                                         Fee Schedules
-------------------------------------------------------------------------------
AllianceBernstein Focused Growth &         - 0.30% on first $1 billion
Income Fund, Inc.                            0.25% on next $500 million
                                             0.20% thereafter
                                           - 0.60% on first $1 billion
                                             0.55% thereafter
                                           - 0.30%6
                                           - 0.60% on first $1 billion(6)
                                             0.55% on next $500 million
                                             0.50% on next $500 million
                                             0.45% on next $500 million
                                             0.40% thereafter



(4) This is the same fee schedule as the one applicable to the Fund since AllianceBernstein Growth & Income Fund, Inc. is in the same category as the Fund (see footnote 2).

(5) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.

(6)  This is the fee schedule of a fund managed by an affiliate of the Adviser.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 55


It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fees relative to the Lipper group median at the approximate current asset level of the Fund.(7)

                                           Effective      Lipper
                                           Management     Group
Fund                                         Fee(8)       Median       Rank
-------------------------------------------------------------------------------
AllianceBernstein Focused Growth &
Income Fund, Inc.                            0.550         0.750       1/14


Lipper also analyzed the total expense ratio of the Fund in comparison to the Fund's Lipper Expense Group9 and Lipper Expense Universe10. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same


(7) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(8) It should be noted that the "effective management fee" rate for the Fund does not reflect the payments by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. The dollar amount and basis point impact of such payments on the Fund is discussed in Section I.

(9) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(10) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.


_______________________________________________________________________________

56 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


investment classification/objective(11) with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                               Lipper       Lipper       Lipper        Lipper
                                 Expense      Universe     Universe      Group         Group
Fund                             Ratio(12)     Median        Rank        Median        Rank
--------------------------------------------------------------------------------------------------
AllianceBernstein Focused
Growth & Income Fund, Inc.         1.195        1.301        22/82        1.271         3/14


Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis, although the Fund compares well to its peers for management fees and total expenses. Despite the Fund's favorable rankings, the directors are still interested in lowering non-management expenses.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

(11) The Lipper investment classification/objective of the Fund is Lipper Multi-Cap Core ("MLCE"). A MLCE fund will typically have 25% to 75% of its assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The typical equity portfolio holding of a MLCE fund will have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. Prior to the fourth quarter of 2004, the Fund was given an investment classification/objective of Lipper Multi-Cap Value ("MLVE") by Lipper. The difference between MLCE and MLVE is that the normal equity portfolio holding of a MLVE fund will have a below average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. A change to the Fund's investment classification/objective is determined by Lipper depending on Lipper's quarterly review of the overall composition of the Fund's portfolio holdings.

(12) Most recent fiscal year end Class A share total expense ratio.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 57


In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser have disclosed in the Fund's prospectus that they may make payments(13) from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of the Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charge from sales of the Fund's shares in the Fund's most recent fiscal year.

Fund                                                        Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Focused Growth & Income Fund, Inc.            $28,254


ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                 12b-1 Fee
Fund                                             Received      CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Focused Growth & Income
Fund, Inc.                                      $3,577,373       $334,746


Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also

(13) The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year.


_______________________________________________________________________________

58 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                               AGIS Fee(14)
-------------------------------------------------------------------------------
AllianceBernstein Focused Growth & Income Fund, Inc.                $624,959


The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to


(14) During the period, AGIS voluntarily agreed to waive a portion of its fees for such services. Such waiver amounted to $34,369. In addition, the Fund's expenses were reduced by $52 under an expense offset arrangement with AGIS.


_______________________________________________________________________________

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 59


the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $543 billion as of August 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, and 5 year performance ranking of the Fund(15) relative to its Lipper group and universe for the periods ended September 30, 2005:

AllianceBernstein Focused
Growth & Income Fund, Inc.                   Group             Universe
-------------------------------------------------------------------------------
  1 year                                     14/14             150/155
  3 year                                      8/14              51/115
  5 year                                      3/11               15/83


Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)(16) versus its benchmark(17).

                                           Periods Ending September 30, 2005
                                              Annualized Performance (%)
-------------------------------------------------------------------------------
                                                                       Since
Funds                                  1 Year    3 Year    5 Year    Inception
-------------------------------------------------------------------------------
AllianceBernstein Focused Growth
& Income Fund, Inc.                     7.88     17.01      5.29       6.90

Russell 1000 Value Index               16.69     20.48      5.76       5.58


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.


Dated: December 7, 2005


(15) The performance rankings are for the Class A shares of the Fund.

(16) The Fund's performance returns are for the Class A shares of the Fund.

(17) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


_______________________________________________________________________________

60 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


ALLIANCEBERNSTEIN FOCUSED GROWTH &INCOME
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ACBVIDVFAR1105


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                               Audit-Related
               Audit Fees           Fees             Tax Fees
               ----------      -------------         --------
     2004        $38,000          $4,130              $19,335
     2005        $40,000          $3,697              $14,692


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                           Total Amount of
                                          Foregoing Column
                                         Pre-approved by the
                    All Fees for           Audit Committee
                 Non-Audit Services     (Portion Comprised of
                  Provided to the         Audit Related Fees)
               Portfolio, the Adviser   (Portion Comprised of
               and Service Affiliates          Tax Fees)
               ----------------------   ---------------------
     2004          $1,161,565           [$173,465 ]
                                        ($154,130 )
                                        ($ 19,335 )
     2005          $  897,385           [$186,092 ]
                                        ($171,400 )
                                        ($ 14,692 )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT
     -----------    ----------------------
     12 (a) (1)     Code of Ethics that is subject to the disclosure of
                    Item 2 hereof
     12 (b) (1)     Certification of Principal Executive Officer Pursuant
                    to Section 302 of the Sarbanes-Oxley Act of 2002
     12 (b) (2)     Certification of Principal Financial Officer Pursuant
                    to Section 302 of the Sarbanes-Oxley Act of 2002
     12 (c)         Certification of Principal Executive Officer and
                    Principal Financial Officer Pursuant to Section 906
                    of the Sarbanes-Oxley Act of 2002




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Focused Growth & Income Fund, Inc.

By:     /s/ Marc O. Mayer
        -------------------
        Marc O. Mayer
        President

Date:   January 27, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Marc O. Mayer
        -------------------
        Marc O. Mayer
        President

Date:   January 27, 2006

By:     /s/ Mark D. Gersten
        -------------------
        Mark D. Gersten
        Treasurer and Chief Financial Officer

Date:   January 27, 2006